                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





         Date of Report (Date of earliest event reported): JUNE 5, 2002





                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)





         DELAWARE                      1-12202                   93-1120873
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)



            1111 SOUTH 103RD STREET                             68124
                OMAHA, NEBRASKA                               (Zip Code)
   (Address of principal executive offices)




                                 (877) 208-7318
              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

         23.1 Consent of KPMG LLP dated March 8, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Northern Border Partners, L.P.
                                     ( A Delaware Limited Partnership)



Dated:   June 5, 2002                By:  William R. Cordes
                                        -----------------------------------
                                     William R. Cordes
                                     Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit 23.1 -- Consent of KPMG LLP dated March 8, 2002.